Securities Purchase Agreement

Quantum Fuel Systems Technologies Worldwide, Inc.

17872 Cartwright Road

Irvine, CA 92614

The undersigned investor (the "Investor") hereby confirms Investor's agreement with Quantum Fuel Systems Technologies Worldwide, Inc. (the "Company") as follows:

  This Securities Purchase Agreement is made as of the date set forth below between the Company and the Investor.

  The Company has authorized the sale and issuance of certain shares (the "Shares") of the common stock of the Company, $0.02 par value per share (the "Common Stock"), to certain investors in a private placement and has authorized that each such investor shall receive (i) a warrant to purchase that number of shares of Common Stock specified in clause (i) of paragraph 3 below at an initial exercise price equal to $[___] and such warrant shall be exercisable for a period of five years at any time following the sixth month anniversary date of the Closing Date, and (ii) if the Investor is a holder (or the Investor or its investment manager is the investment manager for an account of a holder) of either the Common Stock Purchase Warrant A or Common Stock Purchase Warrant B of the Company, dated June 22, 2007, a warrant to purchase that number of shares of Common Stock specified in clause (ii) of paragraph 3 below at an initial exercise price equal to $[___] and such warrant shall be exercisable for a period of five years at any time following the sixth month anniversary date of the Closing Date, with such transaction being referred to as the "Offering." As used in this Agreement, the term "Warrants" shall mean each of the warrants referred to in clauses (i) and (ii) above, in the forms attached as Exhibits D-1 and D-2 hereto, and the term "Warrant Shares" shall mean the Common Stock issuable pursuant to the Warrants. The Shares, Warrants, and Warrant Shares are sometimes referred to collectively as the "Securities."

  The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor [_______] Shares and the Warrants for an aggregate purchase price of $[_________] (the "Purchase Price"), subject to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by reference as if fully set forth herein. Unless otherwise requested by the Investor in Exhibit A, certificates representing the Shares purchased by the Investor will be registered in the Investor's name and address as set forth below. The Investor shall receive (i) the warrant referred to in clause (i) of paragraph 2 above, registered in the Investor's name, to purchase [_______] shares of Common Stock and (ii) if the Investor is a holder (or the Investor or its investment manager is the investment manager for an account of a holder) of either the Common Stock Purchase Warrant A or Common Stock Purchase Warrant B of the Company, dated June 22, 2007, the warrant referred to in clause (ii) of paragraph 2 above, registered in the Investor's name, to purchase [_______] shares of Common Stock.

  The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three (3) years with the Company or its affiliates and (b) it has no direct or indirect affiliation or association with any Financial Industry Regulatory Authority member. Exceptions:

(If no exceptions, write "none." If left blank, response will be deemed to be "none.")

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: February _, 2011

Investor:

[____________________________]

By:

Name:

Title:

Address:

AGREED AND ACCEPTED:

Quantum Fuel Systems Technologies Worldwide, Inc.

By: ____________________________

Name:

Title:

[SECURITIES PURCHASE AGREEMENT SIGNATURE PAGE]

Annex I

Terms and Conditions for Purchase of Shares

    Agreement to Sell and Purchase the Shares; Subscription Date.

      Purchase and Sale. At the Closing (as defined in Section 2), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and subject to the conditions set forth herein, in exchange for the Purchase Price, the number of Shares and the Warrants described in paragraph 3 of the Securities Purchase Agreement attached hereto (collectively with this Annex I and the other exhibits attached hereto, this "Agreement"). All capitalized terms used but not defined in this Annex I shall have the meanings assigned to them in the Securities Purchase Agreement

      Other Investors. As part of the Offering, the Company proposes to enter into Securities Purchase Agreements in the same form as this Agreement with certain other investors (the "Other Investors"), and the Company expects to complete sales of Shares and warrants to them. The Investor and the Other Investors are sometimes collectively referred to herein as the "Investors," and this Agreement, the Registration Rights Agreement, in the form attached as Exhibit E hereto (the "Registration Rights Agreement") and the Securities Purchase Agreements executed by the Other Investors are sometimes collectively referred to herein as the "Agreements" or the "Transaction Documents". Each Investor must execute and deliver a Securities Purchase Agreement and the Registration Rights Agreement and must complete a Stock Certificate Questionnaire (in the form attached as Exhibit A hereto) and an Investor Questionnaire (in the form attached as Exhibit B hereto) in order to purchase Shares and Warrants in the Offering.

      Placement Agent Fee. The Investor acknowledges that the Company intends to pay to Roth Capital Partners, LLC (in its capacity as placement agent for the Securities, the "Placement Agent") a fee in respect of the sale of Shares to the Investor from the proceeds of the Offering.

    Delivery of the Shares at Closing. The completion of the purchase and sale of the Shares and Warrants (the "Closing") shall occur on the first (1st) Business Day on which the conditions to the Closing set forth below in this Section 2 are satisfied or waived (or such later date as is mutually agreed to by the Company and the Investor) (the "Closing Date") at the offices of the Company's counsel. As soon a possible following the Closing but in no event more than three (3) Trading Days thereafter, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares set forth in paragraph 3 of the Securities Purchase Agreement and Warrants pursuant to which the Investor shall have the right to acquire the number of Warrant Shares set forth in paragraph 3 of the Securities Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the Stock Certificate Questionnaire, in the name of a nominee designated by the Investor, together with the Warrants. On the Closing Date, the Investor shall deliver the Purchase Price directly to the Company by wire transfer of immediately available funds pursuant to written instructions (less, in the case of Iroquois (as defined below), the amount to be withheld pursuant to Section 24). On the Closing Date, the Company shall cause counsel to the Company to deliver to the Investor and the Placement Agent a legal opinion, dated the Closing Date and addressed to the Investor and the Placement Agent, in the form attached hereto as Exhibit C (the "Legal Opinion").

    The Company's obligation hereunder to issue and sell Shares to the Investor and to deliver to the Investor the Warrants shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of an executed copy of the Securities Purchase Agreement; (b) completion of purchases and sales of Shares and Warrants under the Agreements with the Other Investors; (c) the accuracy of the representations and warranties made by the Investor in this Agreement and the fulfillment of the obligations of the Investor to be fulfilled by it under this Agreement on or prior to the Closing; (d) the Company is satisfied that the issuance of the Securities will not be in violation of applicable Nasdaq listing qualification rules, including, but not limited to, NASD Marketplace Rule 5250(e)(2)(D); (e) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (f) WB (as defined below) shall have executed one of the Agreements, WB's purchase price specified therein shall be equal to $2,000,000 and such purchase price shall be paid by WB by reducing the debt due from the Company to WB under the $5,000,000 line of credit established under the Ninth Amendment to Credit Agreement, dated January 3, 2011 (the "WB Line of Credit"), by and between the Company and WB in an amount equal to such purchase price.

    The Investor's obligation to purchase Shares and Warrants shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the delivery of the Legal Opinion to the Investor by counsel to the Company; (b) the accuracy of the representations and warranties made by the Company in this Agreement on the date hereof and on the Closing Date and the fulfillment of the obligations of the Company to be fulfilled by it under this Agreement on or prior to the Closing; (c) the execution and delivery by the Company of the Registration Rights Agreement; (d) the waiver by the Nasdaq Stock Market of application of the 15 day prior notice contained in NASD Marketplace Rule 5250(e)(2)(D) or such timeframe shall have expired without objection; (e) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreements or the right of the Company or the Investor to enter into such Agreements or to consummate the transactions contemplated hereby and thereby; and (f) WB shall have executed one of the Agreements, WB's purchase price specified therein shall be equal to $2,000,000 and such purchase price shall be paid by WB by reducing the debt due from the Company to WB under the WB Line of Credit in an amount equal to such purchase price.

    In the event that the Closing does not occur on or before the 10th day after the date of this Agreement (the "Outside Date") as a result of the Company's failure to satisfy any of the conditions set forth above (and such condition has not been waived by the Investor) or a breach of this Agreement by the Company, the Company shall return any and all funds paid hereunder to the Investor no later than one (1) Business Day following the Outside Date and the Investor shall have no further obligations hereunder. Nothing contained in the foregoing shall be deemed to release the Company from any liability for any breach by it of the terms and provisions of this Agreement or to impair the right of the Investor to compel specific performance by the Company of its obligations under this Agreement. For purposes of this Agreement, "Business Day" shall mean any day other than a Saturday, Sunday or other day on which the New York Stock Exchange is permitted or required by law to close and "Trading Day" shall mean any day on which the primary market on which shares of Common Stock are listed is open for trading.

    Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor and the Placement Agent as of the date hereof and the Closing Date, as follows:

      Organization. The Company is duly incorporated and validly existing in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its subsidiaries ("Subsidiaries") as a whole or the business, financial condition, properties, operations or assets of the Company and its Subsidiaries as a whole or the Company's ability to perform its obligations under the Agreements in all material respects ("Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

      Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements. The execution and delivery of the Agreements, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action and no further action on the part of the Company or its Board of Directors or stockholders is required. The Agreements have been validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      No Conflict or Default. The execution and delivery of the Agreements, the issuance and sale of the Securities to be sold by the Company under the Agreements, the fulfillment of the terms of the Agreements and the consummation of the transactions contemplated thereby will not: (A) result in a conflict with or constitute a material violation of, or material default (with the passage of time or otherwise) under, (i) any bond, debenture, note, loan agreement or other evidence of indebtedness, or any material lease, or contract to which the Company is a party or by which the Company or their respective properties are bound, (ii) the Certificate of Incorporation, by-laws or other organizational documents of the Company, as amended, or (iii) any law, administrative regulation, or existing order of any court or governmental agency, or other authority binding upon the Company or the Company's respective properties; or, (B) result in the creation or imposition of any lien, encumbrance, claim, or security interest upon any of the material assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which it is bound or to which any of the property or assets of the Company is subject, that would have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of the Agreements by the Company and the valid issuance or sale of the Securities by the Company pursuant to the Agreements, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

      Capitalization. The outstanding capital stock of the Company before the implementation of the 1-for-20 reverse stock split basis that went legally effective on February 8, 2011 is as described in the Company's Annual Report on Form 10-K for the year ended April 30, 2010 (the "10-K") and the Company's most recent Quarterly Report on Form 10-Q for the quarter ended October 31, 2010 (the "10-Q"). Except as described in the 10-K and the 10-Q or any Form 8-K filed after October 31, 2010, the Company has not issued any capital stock, other than pursuant to or under the Company's 2002 Stock Incentive Plan or such number of shares as did not require disclosure in a Current Report on Form 8-K. The Securities to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements and Warrants, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor). The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws or exemption therefrom, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as described otherwise in the 10-K or the 10-Q, the Company owns one hundred percent (100%) of all of the outstanding capital stock of each of its Subsidiaries, free and clear of all liens, claims and encumbrances. There are not (i) any outstanding preemptive rights, or (ii) any rights, warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company not disclosed in the 10-K or the 10-Q, or (iii) any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party that would provide for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options not disclosed in the 10-K or the 10-Q. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party, other than as described in the 10-K.

      Legal Proceedings. Except as otherwise disclosed in the 10-K or 10-Q, there is no material legal or governmental proceeding pending, or to the actual knowledge of the Company, threatened, to which the Company is a party or of which the business or property of the Company is subject which could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is not subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body, which has a material effect on the business or property of the Company.

      No Violations. The Company is not in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended, that is reasonably likely to have a Material Adverse Effect. The Company is not in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect. Except as described in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the "Commission") on January 4, 2011 (the "January 8-K"), the Company is not in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound, which such default is reasonably likely to have a Material Adverse Effect upon the Company.

      Governmental Permits, Etc. The Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

      Intellectual Property.

        Except for matters which are not reasonably likely to have a Material Adverse Effect, (i) the Company has ownership of, or a license or other legal right to use, all patents, copyrights, trade secrets, trademarks, customer lists, designs, manufacturing or other processes, computer software, systems, data compilation, research results or other proprietary rights used in the business of the Company (collectively, "Intellectual Property") and (ii) all of the Intellectual Property owned by the Company consisting of patents, registered trademarks and registered copyrights have been duly registered in, filed in or issued by the United States Patent and Trademark Office, the United States Register of Copyrights or the corresponding offices of other jurisdictions and have been maintained and renewed in accordance with all applicable provisions of law and administrative regulations in the United States and/or such other jurisdictions.

        Except for matters which are not reasonably likely to have a Material Adverse Effect, all material licenses or other material agreements under which (i) the Company employs rights in Intellectual Property, or (ii) the Company has granted rights to others in Intellectual Property owned or licensed by the Company are in full force and effect, and there is no default by the Company with respect thereto.

        The Company believes that it has taken all steps reasonably required in accordance with sound business practice and business judgment to establish and preserve the ownership of the Company's material Intellectual Property.

        Except for matters which are not reasonably likely to have a Material Adverse Effect, to the actual knowledge of the Company, (i) the present business, activities and products of the Company do not infringe any intellectual property of any other Person; (ii) the Company is not making unauthorized use of any confidential information or trade secrets of any Person; and (iii) the activities of any of the employees of the Company, acting on behalf of the Company, do not materially violate any agreements or arrangements related to confidential information or trade secrets of third parties.

        Except for matters which are not reasonably likely to have a Material Adverse Effect, no proceedings are pending, or to the knowledge of the Company, threatened, which challenge the rights of the Company to the use the Intellectual Property.

      SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including pursuant to Section 13(a) or 15(d) thereof, for the twelve (12) months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC Reports" and, together with the Schedules and Exhibits to this Agreement, the "Disclosure Materials"). Except as may have been corrected or supplemented in a subsequent SEC Report, as of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as may have been corrected or supplemented in a subsequent SEC Report, the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Except to the extent corrected or supplemented in a subsequent SEC Report, such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, or, in the case of unaudited financial statements, as permitted by Rule 10-01 of Regulation S-X promulgated under the Securities Act and the Exchange Act, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

      No Material Adverse Change. Except as disclosed in the January 8-K, there has not been since October 31, 2010: (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect upon the Company, (ii) any obligation incurred by the Company that is material to the Company, other than obligations incurred in the ordinary course of business consistent with past practice, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had a Material Adverse Effect.

      Nasdaq Compliance. The Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and is listed on the Nasdaq Global Market (along with any trading market or exchange upon which the Common Stock may be listed during any relevant time period under the Agreements, "Nasdaq"), and the Company has taken no action intended to, or which to its actual knowledge could have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from Nasdaq. The Company's Series B Common Stock is not publicly traded.

      Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i) promulgated by the Commission under the Securities Act.

      No Manipulation. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities.

      Accountants. Each of the accountants who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the 10-K into the Registration Statement and the prospectus which forms a part thereof (the "Prospectus"), have advised the Company that they are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

      Contracts. Except as disclosed in the January 8-K and for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to the Company and all amendments thereto, are in full force and effect on the date hereof, and neither the Company nor, to the Company's actual knowledge, any other party to such contracts is in material breach of or default under any of such contracts.

      Taxes. Except for tax matters which are not reasonably likely to have a Material Adverse Effect, the Company and each of its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon.

      Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

      Investment Company. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an "investment company" as a result of the transactions contemplated by the Agreements.

      Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

      Offering Prohibitions. Neither the Company nor to its actual knowledge any Person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Securities as contemplated by this Agreement within the provisions of Section 5 of the Securities Act.

      Listing. The Company shall comply with all requirements with respect to the issuance of the Securities and the listing of the Shares and the Warrant Shares (upon their issuance) on Nasdaq.

      Related Party Transactions. Since October 31, 2010, to the actual knowledge of the Company, no transaction has occurred between or among the Company or any of its affiliates, officers or directors or any affiliate or affiliates of any such officer or director that with the passage of time are reasonably likely be required to be disclosed pursuant to Section 13, 14 or 15(d) of the Exchange Act.

      Books and Records. The books, records and accounts of the Company accurately and fairly reflect, in reasonable detail and in all material respects, the transactions in, and dispositions of, the assets of, and the operations of, the Company.

      Press Releases. Each press release disseminated by the Company during the one (1) year preceding the date of this Agreement, taken as a whole (and in the context of other public disclosures by the Company available at the time of each press release, including without limitation in the SEC Reports), did not contain, at the time of such release, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, which individually or in the aggregate is reasonably likely to have a Material Adverse Effect.

      Labor Relations. No material labor dispute exists or, to the actual knowledge of the Company, is imminent with respect to any of the employees of the Company, which is reasonably likely to have a Material Adverse Effect.

      Title to Assets. The Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and marketable title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Liens granted to the Company's lender and other Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

      Internal Control Over Financial Accounting. Except as disclosed in the 10-K, the Company and the Subsidiaries maintain a system of internal controls over financial reporting sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      Solvency. Based on the financial statements of the Company, as contained in the SEC Reports, after giving effect to the receipt by the Company of the proceeds from the sale of the Shares under the Agreements, the Company represents that, to the best of the Company's actual knowledge and assuming that the Company is able to raise sufficient capital to pay the obligations owed to its senior secured lender when they mature: (i) the fair saleable value of the Company's assets (including tangible and intangible assets) exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities as they mature; (ii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid; (iii) the Company does not intend to file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one (1) year from the Closing Date; and (iv) the Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

      Certain Fees. The Investor shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Investor pursuant to written agreements executed by the Investor which fees or commissions shall be the sole responsibility of the Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Agreements.

      Disclosure. The Company confirms that neither it nor, to its actual knowledge, any other Person acting on its behalf has provided the Investor or any of its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement. The Company understands and confirms that each of the Investors will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure materials provided to the Investors regarding the Company, its business and the transactions contemplated by the Agreements, including the Disclosure Materials to this Agreement, furnished by or on behalf of the Company are, taken as a whole, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Investor makes or has made (i) any representations or warranties with respect to the transactions contemplated by the Agreements other than those specifically set forth in Section 4 of this Agreement or (ii) any statement, commitment or promise to the Company or, to its knowledge, any of its representatives which is or was an inducement to the Company to enter into the Agreements or otherwise.

      Acknowledgment Regarding Investors' Purchase of Securities. The Company acknowledges and agrees that, to its actual knowledge, each of the Investors is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Agreements and the transactions contemplated hereby and thereby and any advice given by any Investor, or any of their respective representatives or agents in connection with the Agreements and the transactions contemplated hereby and thereby is merely incidental to the Investors' purchase of the Securities. The Company further represents to the Investor that the Company's decision to enter into the Agreements has been based solely on the independent evaluation of the transactions contemplated hereby and thereby by the Company and its representatives.

      Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents), bylaws or the laws of its state of incorporation or otherwise that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations and/or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Investors' ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

      Sarbanes-Oxley Act. Except as disclosed in the 10-K, the Company is in compliance with applicable requirements of the Sarbanes-Oxley Act of 2002 and applicable rules and regulations promulgated by the Commission thereunder in effect as of the date of this Agreement, except where such noncompliance could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

      Securities Law Representation Private Placement. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy any Securities by means of any form of general solicitation or general advertising. Neither the Company nor any of its affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six (6) months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company in violation of any applicable law, regulation or stockholder approval requirements, including, without limitation, under the rules and regulations of Nasdaq. Assuming the accuracy of the representations of each of the Investors, no consent, authorization, approval, permit or order of or filing with any governmental or regulatory authority is required under current laws and regulations in connection with the execution and delivery of the Agreements or the offer, issuance, sale or delivery of the Securities, other than the qualification thereof, if required, under applicable Nasdaq and state securities law, which qualification has been or will be effected as a condition of these sales and the filing of a Form D with the Commission in connection with the transactions contemplated by this Agreement. Under the circumstances contemplated by the Agreements, the offer, issuance, sale and delivery of the Securities will not, under current laws and regulations, require compliance with the registration requirements of the Securities Act.

      WB. WB and its affiliated and related Persons have agreed solely with the Company in an agreement executed contemporaneously with the execution by WB and the Company of WB's Agreement to not sell, transfer or otherwise dispose of any of the securities purchased by WB in the Offering or any shares of Common Stock issued or issuable upon exercise of any warrants purchased by WB in the Offering until the earlier to occur of (i) the Effective Date and (ii) the first date on which all Investors are eligible to sell the securities purchased by them in this Offering under Rule 144 (as defined below), and such agreement may not be waived, terminated, amended, modified or the like in any respect, directly or indirectly, by the Company, any of its Subsidiaries or any other Person. "Effective Date" means the first date on which the resale by all Investors of all Registrable Securities is covered by one or more effective Registration Statements (as defined in the Registration Rights Agreement) (and each prospectus contained therein is available for use on such date). "Rule 144" means Rule 144 promulgated by the Commission under the Securities Act.

      No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists with respect to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that (i) would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the Commission relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced, or (ii) except as expressly disclosed in the 10-K or the 10-Q, would have a Material Adverse Effect.

    Representations, Warranties and Covenants of the Investor.

      Investor Knowledge and Status. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act, is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision similar to that involved in the purchase of the Securities, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Securities; (ii) the Investor understands that the Securities are "restricted securities" and have not been registered under the Securities Act and is acquiring the Securities set forth in paragraph 3 of the Securities Purchase Agreement in the ordinary course of its business and for investment only, and not with a view to or for distributing or reselling such Securities or any part thereof in violation of applicable securities laws and has no arrangement or understanding with any other Persons regarding the distribution of such Securities (this representation and warranty not limiting the Investor's right to sell Securities pursuant to a Registration Statement filed under the Registration Rights Agreement or otherwise or hold the Securities for any prescribed time period, or other than with respect to any claim arising out of a breach of this representation and warranty, the Investor's right to indemnification under Section 3 of the Registration Rights Agreement); (iii) the Investor will not, directly or indirectly, offer or sell any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder or an exemption therefrom; (iv) the Investor has answered all questions in paragraph 4 of the Securities Purchase Agreement and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof; (v) the Investor will notify the Company promptly of any change in any of such information that occurs prior to the Closing Date; and (vi) the Investor has, in connection with its decision to purchase the Securities set forth in paragraph 3 of this Agreement, relied upon the representations and warranties of the Company contained herein and the information contained in the Disclosure Materials. The Investor understands that the issuance of Securities to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law, in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the representations made by the Investor in this Agreement. No Person (including without limitation the Placement Agent) is authorized by the Company to provide any representation that is inconsistent with or in addition to those contained herein or in the Disclosure Materials, and the Investor acknowledges that it has not received or relied on any such representations. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act. "Person" means any individual, sole proprietorship, partnership, joint venture, trust, incorporated organization, association, corporation, limited liability company, institution, public benefit corporation, entity or government (whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

      Intentionally Omitted.

      Power and Authority. The Investor represents and warrants to the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except to the extent (i) rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and (iii) such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

      Certain Trading Activities. The Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, engaged in any transactions in the securities of the Company (including, without limitations, any Short Sales involving the Company's securities) during the period of time commencing as of the time that the Investor was first contacted by the Company or Placement Agent regarding the specific investment in the Securities contemplated by this Agreement and ending immediately prior to the execution of this Agreement by the Investor (it being understood that transactions shall not include the location and/or reservation of borrowable shares of Common Stock). The Investor covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any trading in the securities of the Company (including Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed pursuant to the 8-K Filing contemplated by Section 6.2. For purposes hereof, "Short Sales" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act. Notwithstanding the foregoing, in the case that the Investor is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor's assets, the representations set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that had or has knowledge of the transactions contemplated by this Agreement.

      No Investment, Tax or Legal Advice. The Investor understands that nothing in the SEC Reports, this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

      Acknowledgments Regarding Placement Agent. The Investor acknowledges that the Placement Agent has acted solely as placement agent for the Company in connection with the Offering of the Securities by the Company, and that the Placement Agent has made no representation or warranty whatsoever with respect to the accuracy or completeness of information, data or other related disclosure material that has been provided to the Investor. The Investor further acknowledges that in making its decision to enter into this Agreement and purchase the Securities, it has relied on its own examination of the Company and the terms of, and consequences of holding, the Securities. Such Investor has not relied on the business or legal advice of Roth Capital Partners, LLC or any of its respective agents, counsel or affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Investor in connection with the transactions contemplated by the Transaction Documents. The Investor further acknowledges that the provisions of this Section 4.6 are for the benefit of, and may be enforced by, the Placement Agent.

      Additional Acknowledgement. The Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Investor or its representatives or counsel shall modify, amend or affect the Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents. The Investor acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any Other Investor, and that it is not acting in concert with any Other Investor in making its purchase of the Securities hereunder.

    4.9 No General Solicitation. The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

    4.10 Reliance on Exemptions. The Investor acknowledges that the Securities are being offered and sold to it by the Company in reliance on specific exemptions from the registration requirements of the Securities Act and applicable state securities laws and that the Company is relying on the truth and accuracy of, and the Investor's compliance with, the representations, covenants, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

    4.11 Limited Ownership. The purchase by such Investor of the Securities issuable to it at the Closing (including the underlying shares that would be issuable in respect of such Securities) will not result in such Investor (individually or together with any other Person with whom such Investor has identified, or will have identified, itself as part of a "group" in a public filing made with the Commission involving the Company's securities) acquiring, or obtaining the right to acquire, in excess of 19.99% of the Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred. Such Investor does not presently intend to, alone or together with others, make a public filing with the Commission to disclose that it has (or that it together with such other Persons have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.99% of the Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing shall have occurred.

    Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Securities being purchased and the payment therefor, and a party's reliance on such representations and warranties shall not be affected by any investigation made by such party or any information developed thereby.

    Registration of Shares; Public Statements.

      In connection with the purchase and sale of the Shares and Warrants by the Investors contemplated hereby, the Company is simultaneously entering into the Registration Rights Agreement with each Investor providing for the filing by the Company of a Registration Statement to enable the resale of the Shares and Warrant Shares by the Investors from time to time.

      The Company shall, on or before 9:15 a.m., New York City time on the Trading Day immediately following the date of this Agreement, issue a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby (the "8-K Filing") and including as exhibits to the 8-K Filing this Agreement, the Registration Rights Agreement and the form of Warrants, in the form required by the Exchange Act. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby and provide copies thereof to the Investor promptly after filing. From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, nonpublic information delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents (if any) in connection with the transactions contemplated by this Agreement and the other Transaction Documents. Except with respect to the 8-K Filing, the Company shall, at least two (2) Business Days prior to the filing or dissemination of any disclosure required by this paragraph that does not contain any material non-public information, provide a copy thereof to the Investor for its review. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or Nasdaq with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor, or include the name of the Investor in any filing with the Commission or any regulatory agency or Nasdaq, without the prior written consent of the Investor, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Nasdaq regulations, in which case the Company shall provide the Investor with prior notice of such disclosure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Investor with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing without the express prior written consent of such Investor. In the event of a breach of any of the foregoing covenants by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material non-public information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Investor shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, shareholders or agents for any such disclosure. Subject to the foregoing in this Section, neither the Company nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Notwithstanding anything contained in this Agreement to the contrary and without implication that the contrary would otherwise be true, the Company expressly acknowledges and agrees that the Investor shall not have (unless expressly agreed to by the Investor after the date hereof in a written definitive and binding agreement executed by the Company and the Investor), any duty of confidentiality with respect to, or a duty not to trade on the basis of, any information regarding the Company or any of its Subsidiaries.

    Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the Business Day received, (ii) if delivered by nationally recognized overnight carrier, one (1) Business Day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two (2) Business Days after timely delivery to such carrier, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

        if to the Company, to:

        Quantum Fuel Systems Technologies Worldwide, Inc.

        17872 Cartwright Road

        Irvine, CA 92614

        Attention: Brian Olson
        Telephone: (949) 399-4500

        Fax: (949) 474-3086

        with a copy to:

        Kenneth R. Lombardo

        General Counsel

        100 West Big Beaver Road, Suite 200

        Troy, Michigan 48084

        if to the Investor, at its address on the signature page to this Agreement.

    Amendments; Waiver. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor. Any waiver of a provision of this Agreement must be in writing and executed by the party against whom enforcement of such waiver is sought. Notwithstanding the foregoing, any waiver or amendment of any provision adversely affecting the rights, obligations or conditions of, or relating to, the Placement Agent shall not be effective without the written consent of the Placement Agent unless such waiver or amendment adversely affects the Investor in the same manner.

    Other Agreements.

      Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder and under the other Agreements as follows: (i) $500,000 for the repayment in full of all amounts owed to WB and/or any of its affiliated or related Persons under the WB Line of Credit simultaneously with the Closing, (ii) up to $2,000,000 for the repayment in full on April 29, 2011, of all amounts due under the bridge promissory notes issued by the Company that are scheduled to mature on April 29, 2011, and (iii) for general corporate purposes, provided that none of such proceeds shall be used to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

      Reimbursement. If the Investor or any of its affiliates or any officer, director, partner, member, manager, controlling Person, employee or agent of the Investor or any of its affiliates (a "Related Person") becomes involved in any capacity in any proceeding of any type brought by or against any Person in connection with or as a result of the transactions contemplated by any Transaction Document, the Company will indemnify and hold harmless the Investor and each Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any losses of any type incurred in connection therewith, as such expenses or losses are incurred, excluding only losses that result directly from the Investor's or Related Person's (i) gross negligence or willful misconduct or (ii) breach of any representation, warranty, term or provision of this Agreement or violation of law. In addition, the Company shall indemnify and hold harmless the Investor and each Related Person from and against any and all losses of any type, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any proceedings for which indemnification is available under this paragraph shall be governed by Section 2.3 of the Registration Rights Agreement. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Investor and any such Related Persons. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under such Transaction Document or applicable law, the Company shall pay or reimburse the Investor for all costs of collection and enforcement (including reasonable attorneys' fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Investor for all costs of enforcing the indemnification obligations in this paragraph.

      Furnishing of Information. For a period of one (1) year following the Closing, provided that the Investor owns Securities, the Company covenants to use its best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of the Investor, the Company shall deliver to the Investor a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. For a period of one (1) year following the Closing, provided that the Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investor and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Investor to sell its Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

      Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investor or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of Nasdaq.

      Reservation and Listing of Securities. The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents. In the event that at any time the then authorized shares of Common Stock are insufficient for the Company to satisfy its obligations in full under the Transaction Documents, the Company shall promptly take such actions as may be required to increase the number of authorized shares of Common Stock. The Company shall take all steps necessary to cause such shares of Common Stock to be approved for listing on Nasdaq as soon as possible.

      Existing Warrants. The Company and the Investor agree that if the Investor is a holder (or the Investor or its investment manager is the investment manager for an account of a holder) of either the Common Stock Purchase Warrant A or Common Stock Purchase Warrant B of the Company, dated June 22, 2007, Investor hereby agrees that each such warrant shall be automatically cancelled at the Closing concurrently with the Company's issuance to the Investor of the Warrant described in clause (ii) of paragraph 2 of the Securities Purchase Agreement and the original thereof shall be delivered to the Company.

      Existing Senior Secured Indebtedness. The Company covenants and agrees that during the period from the date hereof until the thirtieth (30th) Business Day following the Effective Date, the Company will not, directly or indirectly, amend or otherwise modify any of the terms of any of the debt, equity or other instruments or agreements held by or with WB QT, LLC ("WB") or any of its affiliated or related Persons (collectively, the "WB Instruments") in any manner that would reduce the conversion or exercise price thereof or result in an increase in the number of shares of Common Stock potentially issuable thereunder or take any other action that would, directly or indirectly, result in the issuance of any equity or equity-linked securities of the Company thereunder or with respect thereto (whether effectuated pursuant to any amendment or modification thereto, any exchange thereof or otherwise) (other than issuances of shares of Common Stock in accordance with and pursuant to the terms of the WB Instruments that are in effect immediately preceding the execution of this Agreement). After payment to WB of the amount contemplated by clause (i) of Section 9.1, all amounts due to WB and/or any of its affiliated or related Persons with respect to the WB Line of Credit shall be paid in full, the Company shall not owe WB or any of its affiliated or related Persons any other amounts with respect to the WB Line of Credit and the WB Line of Credit shall be terminated and of no further force or effect and the Company shall have no further obligation or liability to WB or any of its affiliated or related Persons thereunder or with respect thereto. It being understood and agreed that this Section 9.7 shall not restrict the Company from obtaining a new line of credit or other new debt facility from WB or any of its affiliated or related Persons, provided that (x) the Company is in compliance with this Section 9.7 in connection therewith, (y) if applicable, the Company complies with the provisions in Section 25 of this Agreement in connection therewith and (z) no amount owed or otherwise due thereunder or with respect thereto shall be paid, directly or indirectly, by, or on behalf of, the Company or any of its Subsidiaries to WB or any of its affiliated or related Persons on or prior to August 31, 2011 (including, without limitation, through an exchange, repayment, prepayment, redemption, defeasance or the like).

      Legends. The Investor agrees to the imprinting, so long as is required under applicable federal and state securities laws, of a legend on each certificate evidencing the Shares and Warrant Shares in substantially the following form:

    [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

    The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Shares or Warrant Shares upon which it is stamped, or provided that the Company's transfer agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such holder is entitled to such holder's or its designee's balance account with DTC through its Deposit/ Withdrawal at Custodian system, if (i) such Shares or Warrant Shares are sold or transferred pursuant to an effective Registration Statement or Rule 144 (assuming the transferor is not an affiliate of the Company), (ii) such Shares or Warrant Shares are eligible for sale under Rule 144, or (iii) following the Effective Date or if such legend is not required under applicable requirements of the Securities Act (including controlling judicial interpretations and pronouncements issued by the Commission).  Following the Effective Date or at such earlier time as a legend is no longer required for certain Shares or Warrant Shares, the Company will no later than three (3) Business Days following the delivery by the Investor to the Company or the Company's transfer agent (with notice to the Company) of a legended certificate representing such Shares or Warrant Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to effect the reissuance and/or transfer and an opinion of the Investor's counsel reasonably acceptable to the Company), issue irrevocable transfer agent instructions and to deliver or cause to be delivered to the Investor a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends or credit such aggregate number of shares of Common Stock to which such holder is entitled to such holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the Company fails to deliver or cause to be delivered to the Investor a certificate representing such Shares or Warrant Shares that is free from all restrictive and other legends or to credit such aggregate number of shares of Common Stock to which the Investor is entitled to the Investor's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system by the third (3rd) Trading Day and if and if after such third (3rd) Trading Day the Investor purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of the Shares or Warrant Shares that the Investor anticipated receiving from the Company, then the Company shall, within three Trading Days after the Investor's request and in the Investor's discretion, either (i) pay cash to the Investor in an amount equal to the Investor's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate or to credit such aggregate number of shares of Common Stock to which the Investor is entitled to the Investor's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Investor a certificate or certificates representing such Common Stock and pay cash to the Investor in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing price of the Common Stock on Nasdaq on the date of the event giving rise to the Company's obligation to deliver such certificate. The Company may not make any notation on its records or give instructions to the Company's transfer agent that enlarge the restrictions on transfer set forth in this Section.

    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign its rights under this Agreement to any Person to whom the Investor assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investor." Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

    Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof; provided, however, except to the extent expressly set forth in Section 9.6, (i) the foregoing shall not have any effect on any agreements the Investor has entered into with the Company or any of its Subsidiaries prior to the date hereof with respect to any prior investment made by the Investor in the Company and (ii) nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries or any rights of or benefits to the Investor or any other Person in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and the Investor and all such agreements shall continue in full force and effect. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

    Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the Placement Agent is an intended Third Party Beneficiary of (i) the representations, warranties, covenants and indemnities of the Company set forth herein and (ii) Section 4.6, and each Related Person is an intended third party beneficiary of Section 9.2 and may enforce the provisions of such Section directly against the parties with obligations thereunder.

    Governing Law; Venue; Waiver Of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of thIS Agreement shall be governed by and construed and enforced in accordance with the laws of the state of new york. THE COMPANY AND THE INVESTOR Hereby Irrevocably Submit To The Exclusive Jurisdiction Of The State And Federal Courts Sitting In The CITY OF NEW YORK, BOROUGH OF MANHATTAN For The Adjudication Of Any Dispute BROUGHT BY THE COMPANY OR ANY INVESTOR Hereunder, In Connection Herewith Or With Any Transaction Contemplated Hereby Or Discussed Herein (Including With Respect To The Enforcement Of Any Of The Transaction Documents), And Hereby Irrevocably Waive, And Agree Not To Assert In Any Suit, Action Or ProceedinG BROUGHT BY THE COMPANY OR ANY INVESTOR, Any Claim That It Is Not Personally Subject To The Jurisdiction Of Any Such Court, OR That Such Suit, Action Or Proceeding Is Improper. Each party Hereby Irrevocably Waives Personal Service Of Process And Consents To Process Being Served In Any Such Suit, Action Or Proceeding By Mailing A Copy Thereof Via Registered Or Certified Mail Or Overnight Delivery (With Evidence Of Delivery) To Such Party At The Address In Effect For Notices To It Under ThIS Agreement And Agrees That Such Service Shall Constitute Good And Sufficient Service Of Process And Notice Thereof. Nothing Contained Herein Shall Be Deemed To Limit In Any Way Any Right To Serve Process In Any Manner Permitted By Law. The Company AND THE INVESTOR Hereby Waive All Rights To A Trial By Jury.

    Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

    Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

    Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investor and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

    Payment Set Aside. To the extent that the Company makes a payment or payments to the Investor hereunder or pursuant to any Transaction Document or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

    Independent Nature of Investor's Obligations and Rights. The obligations of the Investor under this Agreement and the other Transaction Documents are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any other Transaction Document. The decision of the Investor to purchase Securities pursuant to this Agreement has been made by the Investor independently of any Other Investor. Nothing contained herein or in any other Transaction Document, and no action taken by the Investor pursuant hereto or thereto, shall be deemed to constitute the Investor and the Other Investors as, and the Company acknowledges that the Investor and the Other Investors do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Investor or any of the Other Investors are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Investor and the Other Investors are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement or any of the other the Transaction Documents. The Investor acknowledges that no Other Investor has acted as agent for the Investor in connection with making its investment hereunder and that no Other Investor will be acting as agent of the Investor in connection with monitoring its investment hereunder. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose. The use the same form of agreement with respect to the obligations of the Company contained herein was solely in the control of the Company, not the action or decision of the Investor or any Other Investor, and was done solely for the convenience of the Company and not because it was required or requested to do so by the Investor or any Other Investor. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and the Investor, solely, and not between the Company and the Investors collectively and not between and among Investors. The Investor represents that it has been represented by its own separate legal counsel in its review and negotiations of this Agreement and the Transaction Documents.

    Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery and/or exercise of the Securities, as applicable.

    Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

    Additional Registration Statements; Restricted Period. Until thirty (30) Business Days following the Effective Date and at any time thereafter while any Registration Statement is not effective or any prospectus contained therein is not available for use, the Company shall not file any registration statement under the Securities Act relating to securities that are not the Registrable Securities (as defined in the Registration Rights Agreement), provided that the Company may file a registration statement solely for the issuance of securities for the Company's own account at any time after the twentieth (20th) day following the date on which the Registration Statement covering the resale of all the Registrable Securities is filed by the Company with the Commission. The Company agrees that for the period commencing on the date hereof and ending on the date immediately following the twenty (20) day anniversary of the Effective Date (provided that such period shall be extended by the number of days during such period and any extension thereof contemplated by this proviso on which any Registration Statement is not effective or any prospectus contained therein is not available for use), neither the Company nor any of its Subsidiaries shall, directly or indirectly, issue, offer, sale, grant any option to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option to purchase or other disposition of) any of equity or equity equivalent securities of the Company or any of its Subsidiaries, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time and under any circumstances convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, capital stock and other securities of the Company (including, without limitation, any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock) (collectively with such capital stock or other securities of the Company, "Equivalents") without the prior written consent of the Investor if the Investor's Purchase Price is equal to or greater than $1,000,000. It being understood and agreed that (i) the immediately preceding sentence shall not apply to the issuance of Excluded Securities and (ii) conducting a "roadshow" or solely engaging a placement agent or underwriter shall not be a breach of the immediately preceding sentence.

    Expenses. The Company shall reimburse Iroquois Master Fund Ltd. ("Iroquois") the non-accountable sum of $40,000 for its fees and expenses incurred in connection with the transactions contemplated by this Agreement, which amount shall be withheld by Iroquois from its Purchase Price at the Closing or paid by the Company upon termination of this Agreement so long as such termination did not occur as a result of a material breach by Iroquois of any of its obligations hereunder (as the case may be). The Company shall not be obligated to reimburse any Other Investor for any fees or expenses incurred in connection with the transactions contemplated by the Other Agreements. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Shares to the Investor.

    Participation Right. From the date hereof until twelve (12) months after the Closing Date, neither the Company nor any of its Subsidiaries shall, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 25. The Company acknowledges and agrees that the right set forth in this Section 25 is a right granted by the Company, separately, to the Investor.

      The Company shall deliver to each Buyer a written notice (the "Offer Notice") of any proposed or intended issuance or sale or exchange (the "Offer") of the securities being offered (the "Offered Securities") in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with the Investor in accordance with the terms of the Offer, 100% of the Offered Securities; provided, however, if Nasdaq notifies the Company that Nasdaq would likely integrate this Offering with such Subsequent Placement under applicable Nasdaq rules and regulations (after the Company has used reasonable best efforts to persuade Nasdaq not to integrate this Offering and such Subsequent Placement) and, as a result, stockholder approval of this Offering and such Subsequent Placement would be required under applicable Nasdaq rules and regulations, then the aggregate participation percentage solely with respect to such Subsequent Placement shall be limited to the maximum percentage permissible under applicable Nasdaq rules and regulations so that stockholder approval of this Offering and such the Subsequent Placement would not be required. The number of Offered Securities which the Investor shall have the right to subscribe for under this Section 25 shall be (a) based on the Investor's pro rata portion of the aggregate number of Shares purchased hereunder by all Investors (the "Basic Amount"), and (b) if the Investor elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of Other Investors as the Investor shall indicate it will purchase or acquire should the Other Investors subscribe for less than their Basic Amounts (the "Undersubscription Amount").

      To accept an Offer, in whole or in part, the Investor must deliver a written notice to the Company prior to the end of the second Business Day after the Investor's receipt of the Offer Notice (the "Offer Period"), setting forth the portion of the Investor's Basic Amount that the Investor elects to purchase and, if the Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that the Investor elects to purchase (in either case, the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Investors are less than the total of all of the Basic Amounts, then if the Investor has set forth an Undersubscription Amount in its Notice of Acceptance the Investor shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), if the Investor has subscribed for any Undersubscription Amount then the Investor shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of the Investor bears to the total Basic Amounts of all Investors that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent it deems reasonably necessary. Notwithstanding the foregoing, if the Company desires to modify or amend the terms and conditions of the Offer prior to the expiration of the Offer Period, the Company may deliver to the Investor a new Offer Notice and the Offer Period shall expire on the fifth (5th) Business Day after the Investor's receipt of such new Offer Notice.

      The Company shall have ten (10) Business Days from the expiration of the Offer Period above (i) to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investor (the "Refused Securities") pursuant to a definitive agreement(s) (the "Subsequent Placement Agreement"), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer Notice and (ii) to publicly announce (a) the execution of such Subsequent Placement Agreement, and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

      In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 25.3 above), then the Investor may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Investor elected to purchase pursuant to Section 25.2 above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to the Investor pursuant to this Section 25 prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that the Investor or any Other Investor (as the case may be) so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Investor in accordance with Section 25.1 above in the event of a reduction by any Other Investors or to the Other Investors pursuant to their Agreements in the event of a reduction by the Investor.

      Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Investor shall acquire from the Company, and the Company shall issue to the Investor, the number or amount of Offered Securities specified in its Notice of Acceptance. The purchase by the Investor of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investor of a separate purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Investor and its counsel.

      Any Offered Securities not acquired by the Investor or other Persons in accordance with this Section 25 may not be issued, sold or exchanged until they are again offered to the Investor under the procedures specified in this Agreement.

      The Company and the Investor agree that if the Investor elects to participate in the Offer, neither the Subsequent Placement Agreement with respect to such Offer nor any other transaction documents related thereto (collectively, the "Subsequent Placement Documents") shall include any term or provision whereby the Investor shall be required to agree to any restrictions on trading as to any securities of the Company or be required to consent to any amendment to or termination of or grant any waiver under any agreement previously entered into with the Company or any instrument received from the Company.

      Notwithstanding anything to the contrary in this Section 25 and unless otherwise agreed to by the Investor, the Company shall either confirm in writing to the Investor that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Investor will not be in possession of any material, non-public information, by the tenth (10th) day following delivery of the Offer Notice. If by such tenth (10th) day, no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Investor, such transaction shall be deemed to have been abandoned and the Investor shall not be deemed to be in possession of any material, non-public information with respect to the Company or any of its Subsidiaries. Should the Company decide to pursue such transaction with respect to the Offered Securities, the Company shall provide the Investor with another Offer Notice and the Investor will again have the right of participation set forth in this Section 25. The Company shall not be permitted to deliver more than one such Offer Notice to the Investor in any sixty (60) day period.

      The restrictions contained in this Section 25 shall not apply in connection with and Excluded Transactions and/or the issuance of any Excluded Securities. The Company shall not circumvent the provisions of this Section 25 by providing terms or conditions to any Other Investor that are not provided to the Investor.

    Miscellaneous Defined Terms. For purposes of this Agreement, (i) "Excluded Transactions" means shares of Common Stock issued pursuant to a underwritten public offering with a nationally recognized underwriter that generates gross proceeds to the Company in excess of $15,000,000 (but expressly excluding "at-the-market offerings" (as defined in Rule 415(a)(4) under the Securities Act), "equity lines of credit" and "confidentially marketed public offerings"); and (ii) "Excluded Securities" means (1) shares of Common Stock or options to purchase Common Stock issued to directors, officers, employees or consultants of the Company in connection with their service as directors or officers of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program or other contract or arrangement approved by the board of directors of the Company (or the compensation committee of the board of directors of the Company), (2) shares of Common Stock issued upon the conversion or exercise of Equivalents issued prior to the date hereof, (3) shares of Common Stock issued by the Company to its lender in payment of Term Note B and Consent Fee Note (each of which are defined in the footnotes to financial statements included in the 10-K and the 10-Q), (4) shares of Common Stock issued by the Company to settle litigation or in payment of amounts due and owing to trade creditors (but only if such shares are "restricted securities" (as that term is defined in Rule 144(a)(3)), (5) shares of Common Stock issued as equity kickers in connection with bona fide lending transactions involving only non-convertible debt, the primary purpose of which is not to raise capital, (6) shares of Common Stock issued to WB in connection with the elimination of the remaining amount owed to WB under the WB Instruments (which will be $[________] immediately following the Closing after the making of the payment contemplated by clause (i) of Section 9.1), (7) shares of Common Stock issued in connection with strategic mergers and acquisitions, provided that the primary purpose of such merger or acquisition is not to raise capital, (8) the Shares, (9) the Warrant Shares, and (10) the warrants issued to the Other Investors pursuant to their respective Agreements and the shares of Common Stock issuable upon exercise of such warrants, provided that such warrants are not been amended after their issuance date to increase the number of shares issuable thereunder or to lower the exercise or conversion price thereof or to otherwise materially change the terms or conditions thereof in any manner that adversely affects the Investor.

    Other Terms. The Company represents, warrants and covenants that the Company has not entered into, and will not enter into, any agreement or instrument with, or for the benefit of, any of the other Investors or any other third party purchaser of securities of the Company substantially concurrent with the Closing on terms or conditions which are more favorable to any such other Investor or third party purchaser than the terms and conditions provided to, or for the benefit of, the Investor. To the extent the Company enters into any agreement or instrument with, or for the benefit of, any of such other Investors or any such third party purchaser that contains any terms or conditions which are more favorable to any of such other Investors or any such third party purchaser than the terms and conditions provided to, or for the benefit of, the Investor, then the Investor, at its option, shall be entitled to the benefit of such more favorable terms or conditions (as the case may be) and this Agreement shall be automatically amended to reflect such more favorable terms or conditions (as the case may be).

Exhibit A

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:
1. The exact name in which your Securities are to be registered (this is the name that will appear on your stock certificate(s)). You may use a nominee name if appropriate:
2. If a nominee name is listed in response to item 1 above, the relationship between the Investor and such nominee:
3. The mailing address of the registered holder listed in response to item 1 above:
4. The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

Exhibit B

INVESTOR QUESTIONNAIRE

(All information will be treated confidentially)

To: Quantum Fuel Systems Technologies Worldwide, Inc.

The undersigned hereby acknowledges the following:

This Investor Questionnaire ("Questionnaire") must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.02 per share (the "Shares"), of Quantum Fuel Systems Technologies Worldwide, Inc. (the "Company"). The Shares are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the "Securities Act"), and the securities laws of certain states, in reliance on the exemptions contained in Section 4 of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Shares to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by the undersigned will be used in determining whether the undersigned meets such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. The undersigned's answers will be kept strictly confidential. However, by signing this Questionnaire the undersigned will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Shares will not result in a violation of the Securities Act or the securities laws of any state and that the undersigned otherwise satisfies the suitability standards applicable to purchasers of the Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. The undersigned shall print or type its responses and attach additional sheets of paper if necessary to complete its answers to any item.

A. Background Information

Name:

Business Address:

(Number and Street)

(City) (State) (Zip Code)

Telephone Number: ( )

Residence Address:

(Number and Street)

(City) (State) (Zip Code)

Telephone Number: ( )

If an individual:

Age:______ Citizenship:__________ Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:______________ Date of formation:

Social Security or Taxpayer Identification No.

Send all correspondence to (check one): ____ Residence Address ____ Business Address

B. Status as Accredited Investor

The undersigned is an "accredited investor" as such term is defined in Regulation D under the Securities Act, because at the time of the sale of the Shares the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):

_____ (1) a bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

_____ (2) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____ (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000;

_____ (4) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of such person's purchase of the Shares exceeds $1,000,000;

_____ (5) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

_____ (6) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

_____ (7) an entity in which all of the equity owners are accredited investors (as defined above).

C. Representations

The undersigned hereby represents and warrants to the Company as follows:

1. The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the Closing, if any, with respect to the purchase of Shares by the undersigned.

2. The following is a list of all states and other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Shares:

___________________________________________

___________________________________________

___________________________________________

The undersigned agrees to notify the Company in writing of any additional states or other jurisdictions in which blue sky or similar clearance will be required in connection with the undersigned's purchase of the Shares.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire on ________________, 2009, and declares under oath that it is truthful and correct.

Print Name

By:

Signature

Title:

(required for any purchaser that is a corporation, partnership, trust or other entity)

ACCEPTED ON BEHALF OF THE COMPANY:

QUANTUM FUEL SYSTEMS TECHNOLOGIES WORLDWIDE, INC.

BY:_________________________________

Name:

Title:

Name of Investor:__________________

Shares Purchased: __________________

Dollar Amount Invested:

$__________________________

Exhibit c

FORM OF LEGAL OPINION

Exhibit D-1

FORM OF WARRANT

Exhibit D-2

FORM OF WARRANT

Exhibit E

REGISTRATION RIGHTS AGREEMENT